UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: January 10, 2017

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1550 Wewatta St.

Denver, CO 80202

(Address of principal executive offices)

(972) 885-3981

(Issuer's telephone number)

4447 N. Central Expressway,Suite 110-135

Dallas, TX 75205

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's Annual Report on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 1.01 Entry into a Material Definitive Agreement.

Separation and Settlement Agreements with Resigning Officers & Directors

On or about January 10, 2017, the Company and Charles Rimlinger, an individual (the former Chief Executive Officer and Director of the Company) (the "Rimlinger") executed a Separation and Settlement Agreement (the “Rimlinger Settlement Agreement”), pursuant to the termination of his service as an officer and director of the Company, in exchange for the issuance of a one year Convertible Redeemable Note (the "Rimlinger Note") in the principal amount of USD $40,000, at a rate of ten percent (10%) per annum commencing on date of issuance, convertible into shares of the Company's common stock at a conversion price equal to the lesser of $0.01 per share or a discount of fifty-eight percent (58%) of the lowest trading price for the ten (10) prior trading days, and other terms and conditions set forth therein.

The foregoing description of the Rimlinger Settlement Agreement and Rimlinger Note are qualified in its entirety by reference to the Rimlinger Settlement Agreement and Rimlinger Note filed as Exhibit 10.85 to this report and incorporated herein by reference.

On or about January 10, 2017, the Company and Dr. James G. Ricketts, an individual (the former Chairman of the Board and VP of Investor Relations of the Company) (the "Ricketts") executed a Separation and Settlement Agreement (the “Ricketts Settlement Agreement”) in which the parties terminated both the Contractor Agreement (“Ricketts Contractor”) dated on or about May 18, 2016, and the Board Member Service Agreement (“Ricketts Board Agreement”) dated on or about May 18, 2016, in exchange for the issuance of a one year Convertible Redeemable Note (the "Ricketts Note") in the principal amount of USD $40,000, at a rate of ten percent (10%) per annum commencing on date of issuance, convertible into shares of the Company's common stock at a conversion price equal to the lesser of $0.01 per share or a discount of fifty-eight percent (58%) of the lowest trading price for the ten (10) prior trading days, and other terms and conditions set forth therein.

The foregoing description of the Ricketts Settlement Agreement and Ricketts Note are qualified in its entirety by reference to the Ricketts Settlement Agreement and Ricketts Note filed as Exhibit 10.86 to this report and incorporated herein by reference.

On January 10, 2017, the Company and Stephen Antol, an individual (the former Chief Financial Officer, Secretary and Treasurer of the Company) (the "Ricketts") executed a Separation and Settlement Agreement (the “Settlement Agreement”) in which the parties terminated the Contractor Agreement (“Antol Contractor”) dated on or about May 18, 2016, in exchange for the issuance of a one year Convertible Redeemable Note (the "Antol Note") in the principal amount of USD $40,000, at a rate of ten percent (10%) per annum commencing on date of issuance, convertible into shares of the Company's common stock at a conversion price equal to the lesser of $0.01 per share or a a discount of fifty-eight percent (58%) of the lowest trading price for the ten (10) prior trading days, and other terms and conditions set forth therein.

The foregoing description of the Antol Settlement Agreement and Antol Note are qualified in its entirety by reference to the Antol Settlement Agreement and Antol Note filed as Exhibit 10.87 to this report and incorporated herein by reference.

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On January 10, 2017, the Company and Brenton Mix, an individual (the newly appointed Chief Executive Officer, President, Chief Financial Officer and Director) (the "Mix") executed a Board of Directors Services Agreement (the "Mix Services Agreement"), in which the Company agreed to pay to Mix a fee in an amount equal Ten Thousand Dollars (USD $10,000), payable on a quarterly basis, in the form of cash and/or equity, in the form of shares of restricted common stock of the Company, pursuant to the terms and conditions of the Company's Stock Option Plan effective as of August 27, 2015, and further agreed to provide certain legal protections of Mix from certain liabilities of the Company, existing now or in the future, to the fullest extent permitted by applicable law related to his duties under the Mix Services Agreement, pursuant to the terms of the Indemnification Agreement (the "Mix Indemnification Agreement"), referenced by exhibit therein, executed on even date therewith.

The foregoing description of the Mix Services Agreement and Mix Indemnification Agreement are qualified in its entirety by reference to the Mix Services Agreement and Mix Indemnification filed as Exhibit 10.88 to this report and incorporated herein by reference.

On January 10, 2017, the Company and Richard Phillips, an individual (a newly appointed Director) (the "Phillips") executed a Board of Directors Services Agreement (the "Phillips Services Agreement"), in which the Company agreed to pay to Phillips a fee in an amount equal Ten Thousand Dollars (USD $10,000), payable on a quarterly basis, in the form of cash and/or equity, in the form of shares of restricted common stock of the Company, pursuant to the terms and conditions of the Company's Stock Option Plan effective as of August 27, 2015, and further agreed to provide certain legal protections of Phillips from certain liabilities of the Company, existing now or in the future, to the fullest extent permitted by applicable law related to his duties under the Phillips Services Agreement, pursuant to the terms of the Indemnification Agreement (the "Phillips Indemnification Agreement"), referenced by exhibit therein, executed on even date therewith.

The foregoing description of the Phillips Services Agreement and Phillips Indemnification Agreement are qualified in its entirety by reference to the Phillips Services Agreement and Phillips Indemnification Agreement filed as Exhibit 10.89 to this report and incorporated herein by reference.

Amendment No.1 to the Definitive Agreement for the Acquisition of WOD Markets LLC

On January 10, 2017, the Company and the members of (the "WOD Members") WOD Market LLC, a Colorado limited liability company ("WOD"), executed amendment No.1 to the definitive agreement (the "WOD Amendment No.1"), pursuant to which the Company agreed to extend the second closing date from on or about September 15, 2016 to on or about March 31, 2017, and further extend the third and final closing date from on or about October 15, 2016 to on or about June 30, 2017, respectively.

In addition, the WOD Amendment No.1 included the resignations and appointments of certain officers and directors of the Company, as described more fully in Item 5.02 herein, which were originally closing conditions of the second and third and final closings, respectively as set forth in the original Definitive Agreement. Pursuant to such resignations, the parties further accepted and agreed to the termination of the contractor agreement with Dr. James G. Ricketts as the Chairman and VP of Investor Relations of Company in exchange for the Ricketts Settlement Agreement referenced in Item 1.01 herein, and the termination of the contractor agreement with Mr. Antol as the Chief Financial Officer, Secretary and Treasurer, in exchange for the Antol Settlement Agreement referenced in Item 1.01 herein.

Further, Dr. James G. Ricketts and Stephen Antol, separately, agreed to each cancel a total of 500,000 shares of Series B Preferred Stock of the Company, totaling 1,000,000 shares in the aggregate, returning such shares to the Company’s treasury, and thus rendering the share exchange contemplated in the original Definitive Agreement null and void. Separately, the Parties agreed to execution of the Rimlinger Settlement Agreement referenced in Item 1.01 herein.

The foregoing description of the WOD Amendment No.1 are qualified in its entirety by reference to the WOD Amendment No.1 filed as Exhibit 10.90 to this report and incorporated herein by reference.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2017, the Company accepted the resignations of Charles Rimlinger as Chief Executive Officer of the Company, Sarah Myers as the Chief Operating Officer and President of the Company, Stephen Antol as the Chief Financial Officer, Secretary and Treasurer, and Dr. James G. Ricketts as the Chairman of the Board and VP of Investor Relations of the Company.

Concurrently, on January 10, 2017, the Company appointed Brenton Mix as Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer of the Company, Sarah Myers as Secretary and Treasurer of the Company, in addition to her current positon as a member of the Board of Directors, and Richard Phillips was appointed to the Board of Directors of the Company.

The names, ages, biographies and positions to be held by our proposed directors and executive officers are as follows:

Name	Age	Positions Held
Brenton Mix	45	Chairman of the Board, Chief Executive Officer, President, and Chief Financial Officer
Sarah Myers	31	Secretary, Treasurer and Director
Richard Phillips	65	Director

Brenton Mix, Chief Executive Officer, President, Chief Financial Officer and Director

Mix has been an entrepreneur/CEO for nearly three decades. Starting in 1992 with a $200 investment he co-founded and grew his first company to $40MM in revenue, 2,000 employees and locations in North America, Central America and Asia. Exiting in early in the year 2000, he went on to found The Mix Group which generated tens of millions in revenue, billions in product sales and had operations spanning the globe through the 2000s.

Sarah Myers, Secretary, Treasurer and Director

Ms. Myers graduated from the University of Tennessee at Chattanooga in 2007 magna cum laude and received her Juris Doctor from Nashville School of Law in 2012. Beginning in April 2011, Ms. Myers began her career as Director of US Marketing and Director of SMA Alliance, Inc., a marketing and advertising company serving automotive dealership clients. In 2012, Ms. Myers started her own Company Baker Myers & Associates, LLC where she offered services related to Project Management, Graphic Design, Customer and Sales Support, and Legal Compliance services. Ms. Myers was appointed as the Company’s Chief Operating Officer, Secretary, and Director effective as of September 30, 2013. Ms. Myers served as Treasurer of the Company from May 22, 2014 until December 7, 2014, with the appointment of the Company’s current Chief Financial Officer, Mr. Antol. On December 8, 2014, Ms. Myers was appointed as President of the Company. She was chosen to serve as Chief Operating Officer, secretary, and director based on her previous work experience in the marketing and advertising sector. Ms. Myers was promoted to President of the Company based on her previous involvement with the Company upon resignation of the Company’s former President, Steven Frye. Ms. Myers served as Chief Operating Officer and President until her resignation on January 10, 2017, and concurrent appointment to Secretary and Treasurer of the Company, in addition to her current position as a Director of the Company.

Richard K. Phillips, Director

Rich brings more than 20 years of Board, CEO, and C-Suite advisory services experience to WOD Market and has led hundreds of senior-level engagements in multiple industry sectors. Before joining the firm, Rich was a Partner at several global consulting firms in their North American headquarters in New York, N.Y. There, he worked on senior-level assignments in a variety of industry sectors including Financial Services, Telecommunications, Mail Management, Information Technology, Higher Education, e-Commerce, Energy, Software-as-Service, Data Services, Retail, and Early-Stage Investment Capital.

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Item 3.02 Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated herein by reference. Pursuant to the Rimlinger Settlement Agreement, Ricketts Settlement Agreement and Antol Settlement Agreement, all dated January 10, 2017, the Company issued three (3) separate promissory notes to Charles Rimlinger, Dr. James G. Ricketts and Stephen Antol, respectively, in the total principal amount of Forty Thousand Dollars (USD $40,000.00) each, on the terms set forth in each Rimlinger Note, Ricketts Note and Antol Note. Each Rimlinger, Ricketts Note and Antol Note is due and payable on the twelve-month anniversary date (the "Maturity Date"), at a rate of ten percent (10%) per annum commencing on date of issuance, convertible into shares of the Company's common stock at a conversion price equal to a discount of fifty-eight percent (58%) of the lowest trading price for the ten (10) prior trading days, and other customary and standard terms and conditions set forth therein.

We claim an exemption from registration for the information provided herein to Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended (the " Securities Act "). The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing description of the Rimlinger Note, Ricketts Note and Antol Note are qualified in its entirety by reference to the Rimlinger Note, Ricketts Note and Antol Note filed as Exhibit 10.85, Exhibit 10.86, and Exhibit 10.87, respectively, to this report and incorporated herein by reference.

Item 9.01 Financials Statements and Exhibits.

Those exhibits marked with an asterisk (*) refer to exhibits filed herewith. The other exhibits are incorporated herein by reference, as indicated in the following list.

Exhibit Number	Description

10.85*	Separation and Settlement Agreement and Convertible Redeemable Note dated January 10, 2017 by and between Elite Data Services, Inc. and Charles Rimlinger.
10.86*	Separation and Settlement Agreement and Convertible Redeemable Note dated January 10, 2017 by and between Elite Data Services, Inc. and Dr. James Ricketts.
10.87*	Separation and Settlement Agreement and Convertible Redeemable Note dated January 10, 2017 by and between Elite Data Services, Inc. and Stephen Antol.
10.88*	Board Member Services Agreement dated January 10, 2017 by and between Elite Data Services, Inc. and Brenton Mix.
10.89*	Board Member Services Agreement dated January 10, 2017 by and between Elite Data Services, Inc. and Richard Phillips.
10.90*	Amendment No. 1 to the Definitive Agreement dated January 10, 2017 by and between Elite Data Services, Inc. and WOD Market LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: January 12, 2017	By:	/s/ Brenton Mix
Brenton Mix
Chief Executive Officer

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